UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2019

VISTRA ENERGY CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38086	36-4833255
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6555 Sierra Drive Irving, TX		75039
(Address of principal executive offices)		(Zip Code)

(214) 812-4600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.l4a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Accounts Receivable Facility Joinders and Amendments

On April 1, 2019, TXU Energy Receivables Company LLC (“TXU Receivables”), a wholly owned subsidiary of TXU Energy Retail Company LLC (“TXU Retail”), and Vistra Operations entered into an amendment (the “RPA Amendment”) to the Receivables Purchase Agreement dated as of August 21, 2018 (as amended, supplemented or otherwise modified from time to time, the “RPA”) among TXU Receivables, as seller, TXU Retail, as servicer, Vistra Operations, as performance guarantor, certain purchaser agents and purchasers named therein and Credit Agricole Corporate and Investment Bank, as administrator (the “Administrator”), which amends certain provisions, including increasing the commitment of the purchasers to purchase interests in the receivables under the RPA from $350 million to $450 million.

In connection with the RPA Amendment, (i) Dynegy Energy Services, LLC (“DES”) and Dynegy Energy Services (East), LLC (“DESE”), both wholly owned indirect subsidiaries of Vistra Operations, entered into joinders, pursuant to which each of DES and DESE (x) became originators under the PSA (defined below) and (y) have sold and will continue to sell receivables to TXU Receivables, and (ii) TXU Receivables, TXU Retail, DES and DESE entered into an amendment (the “PSA Amendment” and together with the RPA Amendment, the “Receivable Amendments”) to the Purchase and Sale Agreement, dated as of August 21, 2018 (as amended, supplemented or otherwise modified from time to time, the “PSA”), among TXU Receivables, TXU Retail, DES and DESE.

A copy of the PSA Amendment is included as Exhibit 4.1 to this Current Report and is incorporated herein by reference. A copy of the RPA Amendment is included as Exhibit 4.2 to this Current Report and is incorporated herein by reference. The above description of the Receivable Amendments does not purport to be complete and is qualified in its entirety by reference to the full text of each Receivable Amendment.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report concerning the Company’s direct financial obligations under the heading “Accounts Receivable Facility Joinders and Amendments” is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

4.1	First Amendment to Purchase and Sale Agreement, dated as of April 1, 2019, among TXU Energy Retail Company LLC, Dynegy Energy Services, LLC, and Dynegy Energy Services (East), LLC, each as an originator, and TXU Energy Receivables Company LLC, as purchaser.

4.2	First Amendment to Receivables Purchase Agreement, dated as of April 1, 2019, among TXU Energy Receivables Company LLC, as seller, TXU Energy Retail Company LLC, as servicer, Vistra Operations Company LLC, as performance guarantor, certain purchaser agents and purchasers named therein and Credit Agricole Corporate and Investment Bank, as administrator.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vistra Energy Corp.

Dated: April 5, 2019	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer